UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 16, 2007
                                                         -----------------------


                              JACK IN THE BOX INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                     1-9390                  95-2698708
--------------------------------------------------------------------------------
    (State or other             (Commission File          (I.R.S. Employer
      jurisdiction                   Number)           Identification Number)
    of incorporation)


9330 BALBOA AVENUE, SAN DIEGO, CA                           92123
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


                                 (858)571-2121
                                 -------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

      On November 16, 2007, Jack in the Box Inc. issued a press release furnished as Exhibit 99.1, announcing the company's fourth-quarter and fiscal-year 2007 results, fiscal-year 2008 guidance and three-year business outlook.

      Jack in the Box Inc. will conduct a conference call on November 16, 2007, at 8:30 a.m. PST to review Jack in the Box Inc. fourth-quarter and fiscal-year 2007 results, fiscal-year 2008 guidance and three-year business outlook. Investors can hear this conference call live by visiting the Jack in the Box Inc. home page at www.jackinthebox.com. Access the Jack in the Box Inc. home page at least 15 minutes prior to the call to download and install any necessary audio software. For a limited time, investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            (C) EXHIBITS

The following exhibit is filed as part of this report:

Exhibit
  No.       Description
-------     ---------------
99.1        Press Release of Jack in the Box Inc. dated November 16, 2007


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JACK IN THE BOX INC.


                               By: JERRY P. REBEL
                                   ----------------------------
                                   Jerry P. Rebel
                                   Executive Vice President
                                   Chief Financial Officer
                                   (Principal Financial Officer)
                                   (Duly Authorized Signatory)

                                   Date: November 16, 2007